CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-168027 on Form N-4 of our report dated February 24, 2022, relating to the financial statements and financial highlights of Separate Account A of Pacific Life & Annuity Company, comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, Inflation Managed Class I, Managed Bond Class I, Short Duration Bond Class I, Emerging Markets Debt Class I, Dividend Growth Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Hedged Equity Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Small-Cap Equity Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Value Advantage Class I, Emerging Markets Class I, International Growth Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, ESG Diversified Class I, ESG Diversified Growth Class I, PSF DFA Balanced Allocation Class D, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, Invesco Oppenheimer V.I. International Growth Series II, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, Invesco V.I. Global Real Estate Series II, Invesco V.I. Global Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 4, American Funds IS Capital Income Builder Class 4, American Funds IS Capital World Bond Class 4, American Funds IS Capital World Growth and Income Class 4, American Funds IS Global Balanced Class 4, American Funds IS Global Growth Class 4, American Funds IS Global Small Capitalization Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4, American Funds IS American High-Income Trust Class 4, American Funds IS International Class 4, American Funds IS International Growth and Income Class 4, American Funds IS Managed Risk Asset Allocation Class P2, American Funds IS New World Fund Class 4, American Funds IS The Bond Fund of America Class 4, American Funds IS U.S. Government Securities Class 4, American Funds IS Washington Mutual Investors Class 4, BlackRock 60/40 Target Allocation ETF V.I. Class I, BlackRock Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity VIP Contrafund Service Class 2, Fidelity VIP FundsManager 60% Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust Dorsey Wright Tactical Core Class I, First Trust Multi Income Allocation Class I, First Trust/Dow Jones Dividend & Income Allocation Class I, Franklin Allocation VIP Class 2, Franklin Allocation VIP Class 4, Franklin Income VIP Class 2, Franklin Mutual Global Discovery VIP Class 2, Franklin Rising Dividends VIP Class 2, Templeton Global Bond VIP Class 2, Ivy VIP Asset Strategy Class II, Ivy VIP Energy Class II, Janus Henderson Balanced Service Shares, Janus Henderson Flexible Bond Service Shares, JPMorgan Insurance Trust Global Allocation Class 2, JPMorgan Insurance Trust Income Builder Class 2, ClearBridge Variable Aggressive Growth - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Total Return Class VC, MFS Massachusetts Investors Growth Stock - Service Class, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, Neuberger Berman U.S. Equity Index PutWrite Strategy Class S, PIMCO All Asset - Advisor Class, PIMCO CommodityRealReturn Strategy - Advisor Class, PIMCO Income - Advisor Class, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, State Street Total Return V.I.S. Class 3 and

VanEck VIP Global Resources Class S, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 19, 2022

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-168027 on Form N-4 of our report dated April 1, 2022 related to the statutory-basis financial statements of Pacific Life & Annuity Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 19, 2022